Exhibit 99.3

Altra Agrees to Acquire Stromag

Provides Complementary Products, End Markets and Geographies

Expected to be Accretive in First 12 Months of Operations

October 21, 2016 -- Braintree, Mass. -- Altra Industrial Motion Corp. (NASDAQ: AIMC), a global manufacturer and marketer of electromechanical power transmission and motion control products, today announced that it intends to acquire the Stromag business from GKN plc.  Stromag generated approximately 131 million euros in revenue in 2015, and the acquisition is anticipated to be accretive to Altra’s earnings in 2017, excluding any one-time or acquisition-related costs.

The acquisition cost comprises the assumption of debt totaling approximately 14 million euros and a cash consideration, payable at closing, of approximately 184 million euros and is subject to normal adjustments in working capital and other reconciling items

“The acquisition of Stromag will provide Altra with complementary products, greater presence in key geographic regions, and penetration into new growth end markets,” said Carl Christenson, Altra’s Chairman and CEO. “Stromag possesses a very strong brand reputation and its highly engineered clutches, brakes, torsional couplings and limit switches serve as excellent product extensions for Altra. We see outstanding opportunities for our two sales forces to cross sell products into new markets and we are excited to utilize Stromag’s resources to further expand Altra’s global customer coverage.”

“The combination also provides compelling opportunities to leverage cost synergies through Altra’s supply chain and Operational Excellence programs. Stromag brings a strong and experienced management team, and we welcome them and the more than 700 Stromag employees to Altra.”

Stromag is a market-leader with a strong technology base and a heritage of providing tailored engineered solutions for its customers. Its core products include an array of clutches and brakes, flexible couplings, limit switches and friction discs.  Stromag serves the agricultural equipment, construction, crane & hoist, marine, metal processing, renewable energy and general industrial markets. Founded in 1932, the business is headquartered in Unna, Germany and has operations in Germany, France, the U.S., the UK, Brazil, India and China.

The closing of the transaction is expected to take place during the first quarter of 2017 and is subject to customary information and consultation processes with the Stromag Works Council and trade unions as well as customary closing conditions including the receipt of anti-trust approvals.

Altra will discuss the intended acquisition of Stromag during Altra’s Third Quarter 2016 Investor Conference Call scheduled for Friday, October 21, 2016 at 10:00 a.m. ET.  The public is invited to listen to the conference call by dialing 877-407-8293 domestically or 201-689-8349 for international access and asking to participate in the ALTRA conference call.

About Altra Industrial Motion Corp.

Altra Industrial Motion Corp., through its subsidiaries, is a leading global designer, producer and marketer of a wide range of electromechanical power transmission and motion control products. The Company brings together strong brands covering over 40 product lines with production facilities in eleven countries. Altra's leading brands include Ameridrives Couplings, Bauer Gear Motor, Bibby Turboflex, Boston Gear, Delroyd Worm Gear, Formsprag Clutch, Guardian Couplings, Huco, Industrial Clutch, Inertia Dynamics, Kilian Manufacturing, Lamiflex Couplings, Marland Clutch, Matrix, Nuttall Gear, Stieber Clutch, Svendborg Brakes, TB Wood’s, Twiflex, Warner Electric, Warner Linear, and Wichita Clutch. [AIMC-G]

The Altra Industrial Motion Corp. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4038.

All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as "believes," "expects," "potential," "continues," "may," "should," "seeks," "predicts," "anticipates," "intends," "projects," "estimates," "plans," "could," "designed", "should be," and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, those relating to the Company's progress on corporate initiatives, including its supply chain management initiative and Operational Excellence program and expectations regarding opportunities to leverage cost synergies through the initiatives as a result of the Stromag acquisition, the Company's views and assessment of economic conditions, the Company's expectations with respect to sales, the Company's progress on executing its acquisition and organic growth strategies, the Company’s expectations regarding complementary products, greater presence in key geographic regions and penetration into new growth end markets as a result of the Stromag acquisition, the Company’s expectations regarding opportunities for multiple sales forces to cross sell products into new markets as a result of the Stromag acquisition, the Company's progress and future plans on implementing and pursuing consolidation and cost reduction activities and the cost savings associated therewith, the timing of closing the Stromag acquisition and the Company’s expectations regarding the extent and timing of the accretive impact of the Stromag acquisition on earnings.

In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, (18) risks associated with our debt leverage and operating covenants under our debt instruments, (19) risks associated with restrictions contained in our Convertible Notes and Credit Facility, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of our ERP system, (23) risks associated with the Svendborg, Guardian and Stromag acquisitions and integration and other acquisitions, including but not limited to risks related to the integration of Stromag’s sales force, management team and other employees and failure to close the Stromag acquisition, (24)

risks associated with the closure of the Company's manufacturing facility in Changzhou, China, (25) risks associated with certain minimum purchase agreements we have with suppliers, (26) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (27) risks associated with interest rate swap contracts, (28) risks associated with the potential dilution of our common stock as a result of our convertible notes, (29) risks associated with our exposure to renewable energy markets, (30) risks related to regulations regarding conflict minerals, (31) risks related to restructuring and plant consolidations, (32) risk associated with the UK vote to leave the European Union and (33) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra Industrial Motion Corp. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise.

Contact:  Altra Industrial Motion Corp.

               Christian Storch, Chief Financial Officer

               (781) 917-0541

               christian.storch@altramotion.com